UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 29, 2006
                                                 -------------------------------


                Morgan Stanley ABS Capital I Inc. Trust 2006-HE8
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                         (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


          Delaware                   333-130694-15             13-3939229
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(State or other jurisdiction         (Commission              (IRS Employer
of incorporation of depositor)       File Number           Identification No. of
                                  of issuing entity)            depositor)


   1585 Broadway, New York, New York                               10036
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(Address of principal executive offices                          (Zip Code
            of depositor)                                       of depositor


Registrant's telephone number, including area code       (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On November 29, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor")
caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as securities administrator, master servicer and a custodian, New Century Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2fpt, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,465,227,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co") and Countrywide Securities Corporation (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of November 21, 2006, by and between the Depositor and the Underwriters.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on November 29, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act.

      The Class R and Class RX Certificates were sold to MS&Co. on November 29, 2006 in a transaction exempt from registration under the Securities Act, pursuant to Section 4(2) of the Securities Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor to the Depositor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated November 21, 2006, among the Depositor and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as securities administrator, master servicer, and a custodian, New Century Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One and the Sponsor (included as Exhibit P to Exhibit
                4).

Exhibit 10.3 The Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NC Capital and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 ISDA Master Agreement, dated as of November 29, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Schedule to the Master Agreement, dated as of November 29, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated November 29, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Confirmation, dated November 29, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Guarantee, dated November 29, 2006, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.9 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.10 Representations and Warranties Agreement, dated as of November 29, 2006, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.11 Interest Rate Cap Agreement, dated November 29, 2006, by and between Morgan Stanley Capital Services Inc., the cap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 13, 2006                   MORGAN STANLEY ABS CAPITAL I INC.




                                          By:    /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------



Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

1                      Underwriting Agreement, dated                   (E)
                       November 21, 2006, among the
                       Depositor and the Underwriters.

4                      Pooling and Servicing Agreement,                (E)
                       dated as of November 1, 2006, by and
                       among the Depositor, as depositor,
                       Wells Fargo Bank, National
                       Association, as securities
                       administrator, master servicer, and a
                       custodian, New Century Mortgage
                       Corporation, as a servicer,
                       Countrywide Home Loans Servicing LP,
                       as a servicer, Saxon Mortgage
                       Services, Inc., as a servicer, NC
                       Capital Corporation, as a responsible
                       party, WMC Mortgage Corp., as a
                       responsible party, Decision One
                       Mortgage Company, LLC, as a
                       responsible party, LaSalle Bank
                       National Association, as a custodian
                       and Deutsche Bank National Trust
                       Company, as trustee.

10.1                   The Fourth Amended and Restated                 (E)
                       Mortgage Loan Purchase and Warranties
                       Agreement, dated as of May 1, 2006,
                       by and between WMC and the Sponsor
                       (included as Exhibit O to Exhibit 4).

10.2                   The Fourth Amended and Restated                 (E)
                       Mortgage Loan Purchase and Warranties
                       Agreement, dated as of May 1, 2006,
                       by and between Decision One and the
                       Sponsor (included as Exhibit P to
                       Exhibit 4).

10.3                   The Sixth Amended and Restated                  (E)
                       Mortgage Loan Purchase and Warranties
                       Agreement, dated as of May 1, 2006,
                       by and between NC Capital and the
                       Sponsor, (included as Exhibit Q to
                       Exhibit 4).

10.4                   ISDA Master Agreement, dated as of              (E)
                       November 29, 2006, by and between
                       Morgan Stanley Capital Services Inc.,
                       the swap provider, and Wells Fargo
                       Bank, National Association, as
                       securities administrator (included as
                       part of Exhibit W to Exhibit 4).

10.5                   Schedule to the Master Agreement,               (E)
                       dated as of November 29, 2006, by and
                       between Morgan Stanley Capital
                       Services Inc., the swap provider, and
                       Wells Fargo Bank, National
                       Association, as securities
                       administrator (included as part of
                       Exhibit W to Exhibit 4).

10.6                   Credit Support Annex, dated November            (E)
                       29, 2006, by and between Morgan
                       Stanley Capital Services Inc., the
                       swap provider, and Wells Fargo Bank,
                       National Association, as securities
                       administrator (included as part of
                       Exhibit W to Exhibit 4).

10.7                   Confirmation, dated November 29,                (E)
                       2006, by and between Morgan Stanley
                       Capital Services Inc., the swap
                       provider, and Wells Fargo Bank,
                       National Association, as securities
                       administrator (included as part of
                       Exhibit W to Exhibit 4).

10.8                   Guarantee, dated November 29, 2006,             (E)
                       by Morgan Stanley (included as part
                       of Exhibit W to Exhibit 4).

10.9                   Countrywide Amendment Regulation AB,            (E)
                       dated as of January 26, 2006, by and
                       among Countrywide Home Loans, Inc.,
                       Countrywide Home Loans Servicing LP
                       and the Sponsor (included as part of
                       Exhibit BB to Exhibit 4).

10.10                  Representations and Warranties                  (E)
                       Agreement, dated as of November 29,
                       2006, by and between the Depositor
                       and the Sponsor (included as part of
                       Exhibit CC to Exhibit 4).

10.11                  Interest Rate Cap Agreement, dated              (E)
                       November 29, 2006, by and between
                       Morgan Stanley Capital Services Inc.,
                       the cap provider, and Wells Fargo
                       Bank, National Association, as
                       securities administrator (included as
                       part of Exhibit DD to Exhibit 4).